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                                                                    EXHIBIT 10.1

                                 March 31, 2001


Lloyd K. Everson, M.D.
US Oncology, Inc.
16825 Northchase Drive, Suite 1300
Houston, Texas  77060

            Re: Termination of Employment Agreement

Dear Dr. Everson:

     In connection with the termination of your current employment agreement and the entering into of a new employment agreement between you and US Oncology, Inc., you and US Oncology hereby agree as follows:

     1. Termination. The employment agreement dated January 1, 2000, by and between US Oncology, Inc. and Lloyd K. Everson, M.D. ("Old Employment Agreement") is hereby terminated, effective upon Dr. Everson's execution of this letter, and neither party shall have any further rights or obligations with respect to or arising out of such employment agreement except as provided in this letter. Notwithstanding Section 4(c) of the Old Employment Agreement, only Sections 8, 9, 10, and 11 thereof, and the rights and obligations created therein, shall survive except as provided in this letter.

     2. Resignation. Dr. Everson hereby resigns from all officer positions he holds with US Oncology, Inc. In addition, Dr. Everson hereby resigns from all officer and director positions he holds with each of US Oncology, Inc.'s direct and indirect subsidiaries.

     3. Termination and Severance Benefits. Section 4(b) of the Old Employment Agreement, and the rights and obligations created therein, shall survive the termination of the Old Employment Agreement and the benefits set forth therein shall be provided to Dr. Everson as if the Old Employment Agreement shall have been terminated by the Company without cause pursuant to Section 4(a)(iv) thereof. The "Base Salary" as defined in Section 4(b) shall be the base salary of Dr. Everson as in effect on the date hereof.

     4. New Employment Agreement. Dr. Everson will enter into a new employment agreement with US Oncology, Inc. substantially in the form attached hereto. The new
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Lloyd K. Everson, M.D.
March 31, 2001
Page 2

employment agreement will be effective simultaneously with the termination of the Old Employment Agreement.

     Please indicate your acknowledgement and acceptance of the terms of this letter by executing where indicated below.

                              US ONCOLOGY, INC.

                              By:
                                  -------------------------------

                              Name: -----------------------------

                              Title:
                                     ----------------------------


Accepted and agreed to on this 31st day of March, 2001.



-------------------------------------
Lloyd K. Everson, M.D.